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                                                            EXHIBIT 10.90


                               FIRST AMENDMENT TO
                         LG&E ENERGY CORP. SUPPLEMENTAL
                            EXECUTIVE RETIREMENT PLAN


 1. Section 3.2 shall be deleted and replaced in its entirety to read as follows:

 "Section 3.2   FORMS OF PAYMENT

 The normal form of benefit payment (to which the formula in Section 3.1 applies) shall be a straight life annuity. Prior to the Member's benefit commencement date, he may elect to receive his benefit in the form of an actuarially equivalent (based on the factors set forth in Section 3.1) joint and survivor annuity, which shall provide a reduced monthly benefit payable for the life of the Member and continued thereafter in an amount of one of the following: fifty percent (50%), sixty-six and two-thirds percent (66 2/3%), seventy-five percent (75%), or one hundred percent (100%) to a beneficiary designated in writing by the Member."


 2. Article 3 shall be further amended by adding a new Section 3.5 to the end thereof to read as follows:

 " Section 3.5 PRE-RETIREMENT DEATH BENEFIT

 A. Eligibility: If a Member whose age is at least fifty (50) and who has been credited with five (5) years or more of Service or a Member who has been fully vested pursuant to Section 12.2, dies after September 2, 1998 but prior to commencing benefits under Section 3.1, Section 3.3 or Section
 3.4 herein, then the Member's Beneficiary shall be entitled to a pre-retirement death benefit, pursuant to this Section.

 B. Amount of Benefit: The Pre-retirement Death Benefit shall equal fifty percent (50%) of the Member's accrued benefit calculated in accordance with Section 3.1 at the time of the Member's death.

 C. Form of Distribution. The Pre-retirement Death Benefit shall be payable as a monthly annuity over the life expectancy of the Beneficiary, except in the case of a non-spouse Beneficiary whose life expectancy is greater than five (5) years, in which case the benefit shall be payable in sixty
 (60) equal monthly payments." and


 The amendments described herein shall be effective as of September 2, 1998.